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                                                                    EXHIBIT 99.1
           FOR IMMEDIATE RELEASE

           INVESTOR CONTACTS:

           Aspen Insurance Holdings Limited          Tel: 441-297-9382
           Noah Fields, Head of Investor Relations
           Julian Cusack, Chief Financial Officer

           U.K. CONTACT:

           The Maitland Consultancy                  Tel: 44 20 7379 5151
           Brian Hudspith

           ASPEN INSURANCE HOLDINGS LIMITED UPDATES ITS GUIDANCE RELATING TO TOP
           LINE GROWTH FOR 2005

           HAMILTON, BERMUDA, June 28, 2005 -- Aspen Insurance Holdings Limited
           (the "Company") (NYSE: AHL;BSX:AHL BH) today announced that it is updating its guidance relating to annual growth in its gross written premiums for 2005. For 2005, Aspen now expects that its gross written premiums will be between 20% and 25% higher than 2004.

           Chris O'Kane, chief executive officer, said, "I am pleased by the success of our newly established teams and the continued strong performance of our business across all areas. I believe that the additional business being written is of a comparable quality to our current portfolio and meets our rigorous underwriting and pricing criteria."

           This anticipated growth in gross written premiums reflects a number of factors but is mainly driven by Aspen's new marine and aviation insurance teams (who joined in the fourth quarter of 2004 and first quarter of 2005 repectively), which have been successful to date in writing a higher percentage of our targeted business than the
           Company had anticipated at the end of the first quarter. The results of Aspen's marine and aviation insurance business lines are included in its Specialty segment.

           The Company anticipates that its Insurance segment, excluding Aspen
           Specialty, will show a decline year on year as rates continue to weaken in this area. Aspen Specialty, the Company's US excess and surplus lines business, is now fully established and is performing well following a slow start last year. The Company's Insurance segment comprises mainly UK commercial property, UK employers'
           liability and public liability and the business written by Aspen
           Specialty.

           In Aspen's Casualty Reinsurance segment, rates have held up well and have continued to improve in certain lines, in particular in medical malpractice treaty business and as a result the Company is continuing to see attractive new business opportunities in this area.

           In the Property Reinsurance segment, the Company is anticipating a reduction in gross premiums written overall year on year. This, however, has been partially offset by the inclusion in this segment of approximately $40 million of gross written premiums in respect of a quota share of Lloyds' Syndicate 958 (Omega Underwriting Agents), which Aspen wrote for the first time in 2005.

           Excluding the impact of our new marine and aviation insurance lines and the quota share referenced above, the Company anticipates that growth in its more mature business lines will amount to less than 5%
           year on year.

           Aspen plans to report in detail its results of operations for the second quarter of 2005 in a press release following the close of the
           New York Stock Exchange on July 27, 2005. A conference call reviewing results from the second quarter of 2005 will be conducted at 8:30
           a.m. (Eastern Time) on July 28 at which Aspen will comment further on its guidance for 2005. Aspen's policy is that it does not provide estimates or guidance with respect to earnings.

           ABOUT ASPEN INSURANCE HOLDINGS LIMITED

           Aspen Insurance Holdings Limited was established in June 2002. Aspen is a Bermudian holding company that provides property and casualty reinsurance in the global market, property and liability insurance principally in the United Kingdom and the United States and marine and aviation insurance worldwide through Aspen Insurance UK Limited.
           Aspen's operations are conducted through its wholly-owned
           subsidiaries located in London, Bermuda and the United States: Aspen
           Insurance UK Limited, Aspen Insurance Limited and Aspen Specialty
           Insurance Company. Aspen has four operating segments: property reinsurance, casualty reinsurance, specialty insurance and reinsurance and property and casualty insurance. Aspen's principal existing shareholders include The Blackstone Group, Candover Partners
           Limited, Wellington Underwriting plc and Credit Suisse First Boston
           Private Equity. For more information about Aspen, please visit the
           Company's website at www.aspen.bm.

           APPLICATION OF THE SAFE HARBOR OF THE PRIVATE SECURITIES LITIGATION
           REFORM ACT OF 1995:

           This press release contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities
           Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend,"
           "plan," "believe," "project," "anticipate," "seek," "will,"
           "estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

           All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. Important events that could cause the actual results to differ include, but are not limited to: the impact of acts of terrorism and acts of war and related legislations; the possibility of greater frequency or severity of or unanticipated losses from natural or man-made catastrophes, including losses developing from the 2004 windstorms in the southeastern U.S. and Japan; the effectiveness of the Company's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the loss of key personnel; a decline, change of outlook or other discussions with respect to the operating subsidiaries' ratings with Standard & Poor's, A.M. Best or Moody's; changes in general economic conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; decrease in demand for the
           Company's insurance or reinsurance products and cyclical downturn of the industry; and changes in governmental regulation or tax laws in the jurisdictions where the Company conducts business, the total industry losses resulting from the 2004 windstorms, the actual number of the Company's insureds incurring losses from these storms, the limited actual loss reports received from the Company's insureds to date, the Company's reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on the
           Company's reinsurers, the amount and timing of reinsurance recoverables and reimbursements actually received by the Company from its reinsurers and the overall level of competition, and the related demand and supply dynamics, in the wind exposed property reinsurance lines as contracts come up for renewal. Due in part to the assumptions and factors above, any projections of growth in the
           Company's gross written premiums or similar financial information would not necessarily result in commensurate levels of underwriting and operating profits. In addition, any opinions or other views about the Company's anticipated results by third parties should not be relied on as having been endorsed by the Company. For a more detailed description of these uncertainties and other factors, please see the
           "Risk Factors" section in Aspen's

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           Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission on March 14,
           2005. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

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